UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2015

HORIZON TECHNOLOGY FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

312 Farmington Avenue

Farmington, CT 06032

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management
Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

On June 12, 2015, Horizon Technology Finance Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved two proposals. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 23, 2015. As of April 16, 2015, the record date for the Annual Meeting, 11,631,494 shares of common stock were eligible to vote.

Proposal 1. The Company’s stockholders elected two Class II directors of the Company, each of whom will serve until the 2018 Annual Meeting, or until his successor is duly elected and qualified or until his earlier resignation, removal from office, death or incapacity. The two directors were elected pursuant to the voting results set forth below:

	For	Withheld	Broker Non-Votes
Edmund V. Mahoney	4,356,268	110,097	5,878,634
Elaine A. Sarsynski	4,347,538	118,827	5,878,634

Proposal 2. The Company’s stockholders ratified the selection of McGladrey LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, pursuant to the voting results set forth below:

	For	Against	Abstain
	10,167,740	124,651	52,608

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2015	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer and Chairman of the Board

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